EXECUTION COPY


             AMENDED AND RESTATED CREDIT AGREEMENT

                   Dated as of June 29, 1998


          FEDERATED DEPARTMENT STORES, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, CITIBANK, N.A., as an administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, an "Administrative Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below) and as paying agent (in such capacity, the "Paying Agent") for the Lenders, THE CHASE MANHATTAN BANK, as an administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, an "Administrative Agent"; the Administrative Agents and the Paying Agent being, collectively, the "Agents") for the Lenders, BANKBOSTON, N.A., as syndication agent, and THE BANK OF AMERICA, NATIONAL TRUST & SAVINGS ASSOCIATION, as documentation agent, hereby agree as follows:


                     PRELIMINARY STATEMENTS

          (1) The Borrower is party to a 364-Day Credit Agreement dated as of July 28, 1997 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A. and The Chase Manhattan Bank, as Agents for the Lenders and such other lenders. Capitalized terms not otherwise defined in this
Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

          (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

          (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $500,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

          SECTION 1. Amendments to the Existing Credit Agreement. (a) Section 1.01 of the Existing Credit Agreement is, effective as of July 27, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the definitions of "Lenders" and "Revolver Termination Date" set forth therein and replacing them, respectively, with the following new definitions thereof:

          "Lenders" means the Initial Lenders, each Assuming
     Lender that shall become a party hereto pursuant to
     Section 2.15 and each other Person that shall become a party hereto pursuant to Section 8.07.

          "Revolver Termination Date" means the earlier of
     (a) July 26, 1999 (subject to the extension thereof pursuant to Section 2.15) and (b) the date of termination in whole of the Revolving Credit Commitments pursuant to Section 2.04 or 6.01; provided, however, that the Revolver Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.15 shall be the Revolver Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement and any Notes.

          (b) Section 1.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by adding the following definition of "Investment Grade Date":

          "Investment Grade Date" means the first date on which the Paying Agent shall have received evidence satisfactory to it that the Borrower has a Public Debt Rating then in effect of at least BBB from S&P and at least Baa2 from Moody's, provided that the Borrower is not on "negative credit watch" (or any like designation by S&P or Moody's from time to time) at such time as determined by S&P and Moody's.

          (c) The recital of parties to the Existing Credit Agreement is, effective as of July 27, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 2, amended by replacing the words "the signature pages hereof" contained in the second line thereof with the words "Schedule I hereto".

          (d)  Section 3.02(a)(i) of the Existing Credit
Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended in full to read as follows:

               "(i) the representations and warranties contained in Section 4.01 (except, from and after the Investment Grade Date, the representations set forth in the last sentence of subsection (e) thereof) are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, in which case as of such specific date; and"

          (e) Section 4.01(g) of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended in full to read as follows:

               "(g) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System); no proceeds of any Advance will be used to purchase or carry any margin stock other than the Voting Stock of the Borrower to the extent otherwise permitted under the Loan Documents; no proceeds of any Advance will be used to extend credit to others for the purpose of purchasing or carrying any margin stock; and following application of the proceeds of each Advance, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 5.02(a) or 5.02(e) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender Party or any Affiliate of any Lender Party relating to Debt within the scope of Section 6.01(d) will be margin stock. For purposes of this Section 4.01(g), "assets" of the Borrower or any of its Subsidiaries includes, without limitation, treasury stock of the Borrower that has not been retired."

          (f) Section 4.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by adding a new subsection (n) to be read as follows:

               "(n) As of the date hereof, the Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that are material and that could be materially adversely affected by the risk that computer applications owned by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan substantially in accordance with that timetable. Based on the foregoing, the Borrower believes that substantially all computer applications owned by the Borrower that are material to its or any or its Subsidiaries' business and operations are reasonably expected barring unforeseen circumstances on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 ("Year 2000 Compliant")."

          (g) Schedule I to the Existing Credit Agreement is, effective as of July 27, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

          SECTION 2.  Conditions of Effectiveness of this
Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the
"Amendment Effective Date") (except, with respect to Sections
1(a), (c) and (g) and 3(d), such later date as set forth in subsection (a) below) when and only if:

          (a) With respect to Sections 1(a), (c) and (g) and 3(d), the Paying Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower, the Agents and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Paying Agent that such Initial Lender has executed this Amendment and Restatement.
          (b)  Other than with respect to Sections 1(a), (c) and
     (g) and 3(d), the Paying Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower, the Agents and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Paying Agent that such Required Lender has executed this Amendment and Restatement.

          (c) The Paying Agent shall have received on or before July 27, 1998 the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Paying Agent and in sufficient copies for each Initial Lender: the Revolving Credit Notes payable to the order of each of the Lenders that have requested Revolving Credit Notes prior to July 27, 1998.

          (d)  The representations and warranties contained in
     Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Amendment Effective Date, before and after giving effect to the Amendment Effective Date, as though made on and as of such date.

          (e) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Amendment
     Effective Date, that constitutes a Default.

          SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

          (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is July 28, 1997).

          (d) Upon the effectiveness of this Amendment and Restatement pursuant to Section 2(a), the Commitments under the Existing Credit Agreement are automatically terminated and the Commitments under this Amendment and Restatement are automatically effective.

          SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agents with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

          SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

          SECTION 6.  Governing Law.  This Amendment and
Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         THE BORROWER


                              FEDERATED DEPARTMENT STORES, INC.,

                              By:       /s/ Karen M. Hoguet
                                   Name:  Karen M. Hoguet
                                   Title:  Senior VP, CFO and Treasurer



                         THE AGENTS


                              CITIBANK, N.A.,
                                   as an Administrative Agent and as
                                   Paying Agent

                              By:       /s/ Allen Fisher
                                   Name:  Allen Fisher
                                   Title:  Vice President


                              THE CHASE MANHATTAN BANK,
                                   as an Administrative Agent

                              By:  /s/ Barry K. Bergman
                                 Name:  Barry K. Bergman
                                 Title:  Vice President


                              BANKBOSTON, N.A.,
                                   as Syndication Agent

                              By:  /s/ Bethann R. Halligan
                                 Name:  Bethann R. Halligan
                                 Title:  Division Executive


                              THE BANK OF AMERICA, NT & SA,
                                   as Documentation Agent

                              By:  /s/ Sandra S. Ober
                                Name:  Sandra S. Ober
                                Title:  Managing Director



                         THE INITIAL LENDERS


                              CITIBANK, N.A.

                              By:       /s/ Allen Fisher
                                   Name:  Allen Fisher
                                   Title:  Vice President


                              THE CHASE MANHATTAN BANK

                              By:  /s/ Barry K. Bergman
                                Name:  Barry K. Bergman
                                Title:  Vice President:


                              BANKBOSTON, N.A.

                              By:  /s/ Bethann R. Halligan
                                Name:  Bethann R. Halligan
                                Title  Division Executive:


                              THE BANK OF AMERICA, NT & SA

                              By:  /s/ Jody A. Pritchard
                                Name:  Jody A. Pritchard
                                Title:  Vice President


                              ARAB BANK PLC, GRAND CAYMAN

                              By:  /s/  Backer Ali
                                Name:  Backer Ali
                                Title:  Vice President / Controller


                              THE BANK OF NEW YORK

                              By:  /s/ Paula Regan
                                Name:  Paula Regan
                                Title:  Vice President


                              BANK ONE, N.A.

                              By:  /s/  Braden T. Krebs
                                Name:  Braden T. Krebs
                                Title:  Officer


                              NATIONSBANK

                              By:  /s/ Bill Manley
                                Name:  Bill Manely
                                Title:  Sr. Vice President


                              CREDIT AGRICOLE INDOSUEZ

                              By:  /s/ Dean Balice
                                Name:  Dean Balice
                                Title:  Senior Vice President,
                                        Branch Manager

                              By:  /s/ David Bouhl
                                Name:  David Bouhl, FVP
                                Title:  Head of Corporate Banking, Chicago


                              COMERICA BANK

                              By:  /s/ Hugh G. Porter
                                Name:  Hugh G. Porter
                                Title:  Vice President


                              CREDIT SUISSE FIRST BOSTON

                              By:  /s/ Chris T. Horgan
                                Name:  Chris T. Horgan
                                Title:  Vice President

                              By:  /s/ Robert Hetu
                                Name:  Robert Hetu
                                Title:  Associate


                              THE FIFTH THIRD BANK

                              By:       /s/ A. K. Havcn
                                Name:  A. K. Havcn
                                Title:  Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:       /s/ Dianne M. Stark
                                Name:  Dianne M. Stark
                                Title:  Vice President


                              THE FIRST NATIONAL BANK OF MARYLAND

                              By:       /s/ Jerome A. Ratliffe
                                Name:  Jerome A. Ratliffe
                                Title:  Vice President


                              FLEET NATIONAL BANK

                              By:       /s/ Richard M. Seufert
                                Name:  Richard M. Seufert
                                Title:  Vice President


                              MELLON BANK, N.A.

                              By:       /s/ Richard J. Schaich
                                Name:  Richard J. Schaich
                                Title:  Assistant Vice President


                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK

                              By:       /s/ John M. Mikolay
                                Name:  John M. Mikolay
                                Title:  Vice President


                              NATIONAL BANK OF KUWAIT

                              By:       /s/ Muhannad Kamal
                                Name:  Muhannad Kamal
                                Title:  Assistant General Manager

                              By:       /s/ Robert J. McNeill
                                Name:  Robert J. McNeill
                                Title:  Executive Manager


                              PNC BANK, OHIO, NATIONAL ASSOCIATION

                              By:       /s/ C. Joseph Richardson
                                Name:  C. Joseph Richardson
                                Title:  Senior Vice President


                              THE SANWA BANK, LIMITED
                              NEW YORK BRANCH

                              By:       /s/ Jean-Michel Fatovic
                                Name:  Jean-Michel Fatovic
                                Title:  Vice President


                              STANDARD CHARTERED BANK, N.A.

                              By:       /s/ David D. Cutting
                                Name:  David D. Cutting
                                Title:  Senior Vice President

                              By:       /s/ Natalie S. Yang
                                Name:  Natalie S. Yang
                                Title:  Senior Relationship Manager


                              STAR BANK, N.A.

                              By:       /s/ Derek S. Roudebush
                                Name:  Derek S. Roudebush
                                Title:  Vice President


                              THE SUMITOMO BANK LTD.,
                              NEW YORK BRANCH

                              By:       /s/ John C. Kissinger
                                Name:  John C. Kissinger
                                Title: General Manager


                              SUNTRUST BANK CENTRAL FLORIDA, N.A.

                              By:       /s/ C. Scott Harrison
                                Name:  C. Scott Harrison
                                Title:  Corporate Banking Officer


                              UNION BANK OF CALIFORNIA, N.A.

                              By:       /s/ Susan D. Biba
                                Name:  Susan D. Biba
                                Title:  Vice President


                              WACHOVIA BANK, N.A.

                              By:       /s/ Bradford L. Watkins
                                Name:  Bradford L. Watkins
                                Title:  Vice President





                       SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                        COMMITMENTS AND APPLICABLE LENDING OFFICES



 Name of Initial       Revolving      Domestic Lending     Eurodollar Lending
     Lender             Credit             Office                Office
                       Commitment

Citibank, N.A.        $55,000,000     Credit:               Credit:
                                      399 Park Avenue,      399 Park Avenue,
                                      12th Floor            12th Floor
                                      New York, NY 10043    New York, NY 10043
                                      Attn: Marc Merlino    Attn: Marc Merlino
                                      Phone: (212) 559-     Phone: (212) 559-
                                      1875                  1875
                                      Fax: (212) 793-7585   Fax: (212) 793-7585
                                      Administrative:       Administrative:
                                      2 Penns Plaza         2 Penns Plaza
                                      Suite 200             Suite 200
                                      New Castle, DE        New Castle, DE
                                      19720                 19720
                                      Attn: Leonard         Attn: Leonard
                                      Sarcona               Sarcona
                                      Phone: (718) 248-     Phone: (718) 248-
                                      4536                  4536
                                      Fax: (718) 248-4844   Fax: (718)248-4844

The Chase Manhattan     $55,000,000   Credit:               Credit:
Bank, N.A.                            270 Park Avenue,      270 Park Avenue,
                                      48th Fl.              48th Fl.
                                      New York, NY  10017   New York, NY  10017
                                      Attn: Barry Bergman   Attn: Barry Bergman
                                      Phone: (212) 270-     Phone: (212) 270-
                                      0203                  0203
                                      Fax: (212) 270-5646   Fax: (212) 270-5646
                                      Administrative:       Administrative:
                                      1 Chase Manhattan     1 Chase Manhattan
                                      Plaza                 Plaza
                                      8th Floor             8th Floor
                                      New York, NY  10081   New York, NY  10081
                                      Attn:  Amy Labinger   Attn: Amy Labinger
                                      Phone:  (212) 552-    Phone:  (212) 552-
                                      4025                  4025
                                      Fax:(212)552-7500     Fax:(212)552-7500

BankBoston, N.A.        $42,000,000   Credit:               Credit:
                                      100 Federal Street    100 Federal Street
                                      Mail Stop 01-09-05    Mail Stop 01-09-05
                                      Boston, MA  02106     Boston, MA  02106
                                      Attn: Judy Kelly      Attn: Judy Kelly
                                      Phone: (617) 434-     Phone: (617) 434-
                                      5280                  5280
                                      Fax: (617) 434-6685   Fax: (617) 434-6685
                                      Administrative:       Administrative:
                                      100 Federal Street    100 Federal Street
                                      Mail Stop 01-21-01    Mail Stop 01-21-01
                                      Boston, MA  02110     Boston, MA  02110
                                      Attn:  Michelle       Attn:  Michelle
                                      Taglione              Taglione
                                      Phone:  (617) 434-    Phone:  (617) 434-
                                      4039                  4039
                                      Fax:(617)434-6685     Fax:(617)434-6685

The Bank of America,    $42,000,000   Credit:               Credit:
NT & SA                               231 South LaSalle     231 South LaSalle
                                      Street                Street
                                      Chicago, IL  60697    Chicago, IL  60697
                                      Attn: Sandy Ober      Attn: Sandy Ober
                                      Phone: (312) 828-     Phone: (312) 828-
                                      1307                  1307
                                      Fax: (312) 987-0303   Fax: (312) 987-0303
                                      Administrative:       Administrative:
                                      231 South LaSalle     231 So. LaSalle
                                      Street                Street
                                      Chicago, IL           Chicago, IL
                                      60697                 60697
                                      Attn:  Sandra         Attn:  Sandra
                                      Kramer                Kramer
                                      Phone:  (312) 828-    Phone:  (312) 828-
                                      6645                  6645
                                      Fax:(312)987-5833     Fax: (312)987-5833


The Bank of New York    $24,000,000   Credit:               Credit:
                                      One Wall Street,      One Wall Street,
                                      22nd Floor            22nd Floor
                                      New York, NY  10286   New York, NY  10286
                                      Attn: Paula Regan     Attn: Paula Regan
                                      Phone: (212) 635-     Phone: (212) 635-
                                      7867                  7867
                                      Fax: (212) 635-1483   Fax: (212) 635-1483
                                      Administrative:       Administrative:
                                      One Wall Street,      One Wall Street,
                                      22nd Floor            22nd Floor
                                      New York, NY          New York, NY
                                      10286                 10286
                                      Attn:  Susan          Attn:  Susan
                                      Baratta               Baratta
                                      Phone:  (212) 635-    Phone:  (212) 635-
                                      6761                  6761
                                      Fax:(212)635-6397     Fax:(212)635-6397

Credit Suisse First     $24,000,000   Credit:               Credit:
Boston                                11 Madison Ave.,      11 Madison Ave.,
                                      19th Fl.              19th  Fl.
                                      New York, NY  10010   New York, NY  10010
                                      Attn: Chris Hogan     Attn: Chris Hogan
                                      Phone: (212) 325-     Phone: (212) 325-
                                      9157                  9157
                                      Fax: (212) 325-8309   Fax: (212) 325-8309
                                      Administrative:       Administrative:
                                      11 Madison Ave.       11 Madison Ave.
                                      New York, NY  10010   New York, NY  10010
                                      Attn:  Gina           Attn:  Gina
                                      Manginello            Manginello
                                      Phone: (212) 325-     Phone:  (212) 325-
                                      9149                  9149
                                      Fax:  (212) 325-      Fax:  (212) 325-
                                      8319                  8319

Fleet National Bank     $24,000,000   Credit:               Credit:
                                      One Federal Street    One Federal Street
                                      MA OF 0320            MA OF 0320
                                      Boston, MA  02110     Boston, MA  02110
                                      Attn: Richard         Attn: Richard
                                      Seufert               Seufert
                                      Phone: (617) 346-     Phone: (617) 346-
                                      0611                  0611
                                      Fax: (617) 346-0689   Fax: (617) 346-0689
                                      Administrative:       Administrative:
                                      One Federal Street    One Federal Street
                                      MA OF 0308            MA OF 0308
                                      Boston, MA  02110     Boston, MA  02110
                                      Attn: Michael         Attn: Michael
                                      Araujo                Araujo
                                      Phone: (617) 346-     Phone: (617) 346-
                                      0601                  0601
                                      Fax: (617) 346-0595   Fax: (617) 346-0595

PNC Bank, Ohio,         $24,000,000   Credit:               Credit:
National Association                  201 East 5th Street   201 East 5th Street
                                      Cincinnati, OH        Cincinnati, OH
                                      45202                 45202
                                      Attn: Joe             Attn: Joe
                                      Richardson            Richardson
                                      Phone: (513) 651-     Phone: (513) 651-
                                      8688                  8688
                                      Fax: (513) 651-8951   Fax: (513) 651-8951
                                      Administrative:       Administrative:
                                      201 E. 5th Street     201 E. 5th Street
                                      Cincinnati, OH        Cincinnati, OH
                                      45202                 45202
                                      Attn: Sandy Wilson    Attn: Sandy Wilson
                                      Phone:(513) 651-      Phone: (513) 651-
                                      8984                  8984
                                      Fax: (513) 651-8951   Fax: (513)651-8951

The Sumitomo Bank,      $20,000,000   Credit:               Credit:
Ltd.                                  U.S. Corporate        U.S. Corporate
                                      Dept.                 Dept.
                                      277 Park Avenue,      277 Park Avenue,
                                      6th Floor             6th Floor
                                      New York, NY  10172   New York, NY  10172
                                      Attn: Bruce Gregory   Attn: Bruce Gregory
                                      Phone: (212) 224-     Phone: (212) 224-
                                      4143                  4143
                                      Fax (212) 418-4848    Fax (212) 418-4848
                                      Administrative:       Administrative:
                                      International         International
                                      Finance Dept.         Finance Dept.
                                      277 Park Avenue,      277 Park Avenue,
                                      6th Floor             6th Floor
                                      New York, NY  10172   New York, NY  10172
                                      Attn: Daria Soriano   Attn: Daria Soriano
                                      Phone: (212) 224-     Phone: (212) 224-
                                      4061                  4061
                                      Fax (212) 224-5192    Fax (212) 224-5192

Union Bank of           $23,750,000   Credit:               Credit:
California, N.A.                      350 California St.,   350 California St.,
                                      11th Fl.              11th Fl.
                                      San Francisco, CA     San Francisco, CA
                                      94104                 94104
                                      Attn: Timothy P.      Attn: Timothy P.
                                      Streb, VP             Streb, VP
                                      Phone: (415) 705-     Phone: (415) 705-
                                      7021                  7021
                                      Fax: (415) 705-7085   Fax: (415) 705-7085
                                      Administrative:       Administrative:
                                      350 California St.,   350 California St.,
                                      11th Fl.              11th Fl.
                                      San Francisco, CA     San Francisco, CA
                                      94104                 94104
                                      Attn: Richard A.      Attn: Richard A.
                                      Sutter, VP            Sutter, VP
                                      Phone: (415) 705-     Phone: (415) 705-
                                      7090                  7090
                                      Fax: (415) 705-7085   Fax: (415) 705-7085

Mellon Bank, N.A.       $19,000,000   Credit:               Credit:
                                      One Mellon Bank       One Mellon Bank
                                      Center,  Room 4535    Center,  Room 4535
                                      Pittsburgh, PA        Pittsburgh, PA
                                      15258-0001            15258-0001
                                      Attn: Rich Schaich    Attn: Rich Schaich
                                      Phone: (412) 234-     Phone: (412) 234-
                                      4420                  4420
                                      Fax: (412) 236-1914   Fax: (412) 236-1914
                                      Administrative:       Administrative:
                                      Three Mellon Bank     Three Mellon Bank
                                      Center                Center,
                                      Room 2305             Room 2305
                                      Pittsburgh, PA        Pittsburgh, PA
                                      15259-0003            15259-0003
                                      Attn: Greg Klino      Attn: Greg Klino
                                      Phone: (412) 234-     Phone: (412) 234-
                                      1867                  1867
                                      Fax: (412) 234-5049   Fax: (412) 234-5049

Sanwa Bank Ltd.,        $16,250,000   Credit:               Credit:
New York Branch                       55 East 52nd Street   55 East 52nd Street
                                      New York, NY  10055   New York, NY  10055
                                      Attn: Jean-Michel     Attn: Jean-Michel
                                      Fatovic               Fatovic
                                      Phone: (212) 339-     Phone: (212) 339-
                                      6397                  6397
                                      Fax: (212) 754-1304   Fax: (212) 754-1304
                                      Administrative:       Administrative:
                                      55 East 52nd Street   55 East 52nd Street
                                      New York, NY  10055   New York, NY  10055
                                      Attn:  Marlin Chin    Attn:  Marlin Chin
                                      Phone:(212)339-6592   Phone:(212)339-6592
                                      Fax:(212)754-2368     Fax:(212)754-2368


Credit Agricole         $12,500,000   Credit:               Credit:
Indosuez                              55 E. Monroe          55 E. Monroe
                                      Street                Street
                                      Suite 4700            Suite 4700
                                      Chicago, IL           Chicago, IL
                                      60603                 60603
                                      Attn:  Ray            Attn:  Ray
                                      Falkenberg            Falkenberg
                                      Phone:(312) 917  -    Phone:(312) 917-
                                      7426                  7426
                                      Fax:  (312) 372-      Fax:  (312) 372-
                                      3724                  3724
                                      Administrative:       Administrative:
                                      55 E. Monroe          55 E. Monroe
                                      Street                Street
                                      Suite 4700            Suite 4700
                                      Chicago, IL           Chicago, IL
                                      60603                 60603
                                      Attn:  James          Attn:  James
                                      Barrett               Barrett
                                      Phone:  (312) 917-    Phone:  (312) 917-
                                      7429                  7429
                                      Fax:  (312) 372-      Fax:  (312) 372-
                                      4421                  4421

First National Bank of  $15,000,000   Credit:               Credit:
Chicago                               One First National    One First National
                                      Plaza                 Plaza
                                      Chicago, IL 60670     Chicago, IL  60670
                                      Attn: Diane Stare     Attn: Diane Stare
                                      Phone: (312) 732-     Phone: (312) 732-
                                      8251                  8251
                                      Fax: (312) 336-4380   Fax: (312) 336-4380
                                      Administrative:       Administrative:
                                      One First National    One First National
                                      Plaza                 Plaza
                                      Chicago, IL 60670     Chicago, IL 60670
                                      Attn: Mary Hart       Attn: Mary Hart
                                      Phone: (312) 732-     Phone: (312) 732-
                                      6137                  6137
                                      Fax: (312) 732-2715   Fax: (312) 732-2715

Morgan Guaranty Trust   $15,000,000   Credit:               Credit:
Company of New York                   60 Wall Street        60 Wall Street
                                      New York, NY 10260-   New York, NY 10260-
                                      0060                  0060
                                      Attn: Deborah         Attn: Deborah
                                      Boodheim              Boodheim
                                      Phone: (212) 648-     Phone: (212) 648-
                                      8063                  8063
                                      Fax: (212) 648-5018   Fax: (212) 648-5018
                                      Administrative:       Administrative:
                                      500 Stanton           500 Stanton
                                      Christiana Ctr.       Christiana Ctr.
                                      Newark, DE  19713-    Newark, DE  19713-
                                      2107                  2107
                                      Attn: Vickie Fedele   Attn: Vickie Fedele
                                      Phone: (302) 634-     Phone: (302) 634-
                                      4225                  4225
                                      Fax: (302) 634-1852   Fax: (302) 634-1852

Standard Chartered      $15,000,000   Credit:               Credit:
Bank                                  7 World Trade         7 World Trade
                                      Center                Center
                                      27th Floor            27th Floor
                                      New York, NY  10048   New York, NY  10048
                                      Attn: David Cutting   Attn: David Cutting
                                      Phone: (212) 667-     Phone: (212) 667-
                                      0469                  0469
                                      Fax: (212) 667-0225   Fax: (212) 667-0225
                                      Administrative:       Administrative:
                                      707 Wilshire Blvd.,   707 Wilshire Blvd.,
                                      W-8-33                W-8-33
                                      Los Angeles, CA       Los Angeles, CA
                                      90017                 90017
                                      Attn: Qustanti        Attn: Qustanti
                                      Shiber                Shiber
                                      Phone: (213) 614-     Phone: (213) 614-
                                      5037                  5037
                                      Fax: (213) 614-4270   Fax: (213) 614-4270

Wachovia Bank of        $10,000,000   Credit:               Credit:
Georgia, N.A.                         191 Peachtree         191 Peachtree
                                      Street, N.E.          Street, N.E.
                                      28th Floor, GA-370    28th Floor, GA-370
                                      Atlanta, GA 30303     Atlanta, GA 30303
                                      Attn: Brad Watkins    Attn:  Brad Watkins
                                      Phone:(404) 332-7093  Phone:(404)332-7093
                                      Fax: (404) 332-6898   Fax: (404)332-6898
                                      Administrative:       Administrative:
                                      191 Peachtree         191 Peachtree
                                      Street, N.E.          Street, N.E
                                      28th Floor, GA-370    28th Floor, GA-370
                                      Atlanta, GA 30303     Atlanta, GA 30303
                                      Attn: Christy N.      Attn:  Christy N.
                                      Howard                Howard
                                      Phone:(404)332-6261   Phone:(404)332-6261
                                      Fax:(404) 332-6898    Fax: (404)332-6898

Comerica Bank            $7,500,000   Credit:               Credit:
                                      500 Woodward Ave.     500 Woodward Ave.
                                      MC 3268               MC 3268
                                      Detroit, MI  48226    Detroit, MI  48226
                                      Attn: Hugh Porter     Attn: Hugh Porter
                                      Phone (313) 222-      Phone (313) 222-
                                      6192                  6192
                                      Fax: (312) 222-9514   Fax: (312) 222-9514
                                      Administrative:       Administrative:
                                      500 Woodward Ave.     500 Woodward Ave.
                                      MC 3268               MC 3268
                                      Detroit, MI  48226    Detroit, MI  48226
                                      Attn: Beverly Jones   Attn: Beverly Jones
                                      Phone (313) 222-      Phone (313) 222-
                                      3805                  3805
                                      Fax: (312) 222-3351   Fax: (312) 222-3351

National Bank of         $7,500,000   Credit:               Credit:
Kuwait                                299 Park Avenue       299 Park Avenue
                                      New York, NY  10171-  New York, NY 10171-
                                      0023                  0023
                                      Attn: Jeff Ganter     Attn: Jeff Ganter
                                      Phone: (212) 303-     Phone: (212) 303-
                                      9828                  9828
                                      Fax: (212) 319-8269   Fax: (212) 319-8269
                                      Administrative:       Administrative:
                                      299 Park Avenue       299 Park Avenue
                                      New York, NY  10171-  New York, NY 10171-
                                      0023                  0023
                                      Attn:  Jeff Ganter    Attn:  Jeff Ganter
                                       (212) 303-9868        (212) 303-9868
                                       (212) 319-8269        (212) 319-8269

Arab Bank PLC, Grand     $6,250,000   Credit:               Credit:
Cayman                                520 Madison Ave.      520 Madison Ave.
                                      New York, NY  10022   New York, NY  10022
                                      Attn: Samer Tamimi    Attn: Samar Tamimi
                                      Phone: (212) 715-     Phone: (212) 715-
                                      9712                  9712
                                      Fax: (212) 593-4632   Fax: (212) 593-4632
                                      Administrative:       Administrative:
                                      520 Madison Ave.      520 Madison Ave.
                                      New York, NY  10022   New York, NY  10022
                                      Attn: Justo Huapaya   Attn: Justo Huapaya
                                      Phone: (212) 715-     Phone: (212) 715-
                                      9713                  9713
                                      Fax: (212) 593-4632   Fax: (212) 593-4632

Bank One, Columbus,      $6,250,000   Credit:               Credit:
N.A.                                  40 North Maine, 3rd   40 North Maine, 3rd
                                      Floor                 Floor
                                      Dayton, OH 45402      Dayton, OH 45402
                                      Attn: Joey Williams   Attn: Joey Williams
                                      Phone: (937) 449-     Phone: (937) 449-
                                      8671                  8671
                                      Fax: (937) 449-4885   Fax: (937) 449-4885
                                      Administrative:       Administrative
                                      P.O. Box 710209       P.O. Box 710209
                                      Columbus, OH  43271-  Columbus, OH 43271
                                      0209                  0209
                                      Attn: Jim Zook        Attn: Jim Zook
                                      Phone: (614) 248-     Phone: (614) 248-
                                      6187                  6187
                                      Fax: (614) 248-5518   Fax:(614) 248-5518

NationsBank, N.A.        $8,500,000   Credit:               Credit:
                                      100 North Tryon       100 North Tryon
                                      Street,               Street,
                                      8th Floor             8th Floor
                                      NationsBank Corp.     NationsBank Corp.
                                      Center, NC1-007-08-   Center, NC1-007-08-
                                      04                    04
                                      Charlotte, NC 28255   Charlotte, NC 28255
                                      Attn: Tim Spanos      Attn: Tim Spanos
                                      Phone: (704) 386-     Phone: (704) 386-
                                      4507                  4507
                                      Fax: (704) 388-0906   Fax: (704) 388-0906
                                      Administrative:       Administrative:
                                      100 North Tryon       100 North Tryon
                                      Street,               Street,
                                      8th Floor             8th Floor
                                      NationsBank Corp.     NationsBank Corp.
                                      Center, NC1-007-08-   Center, NC1-007-08-
                                      04                    04
                                      Charlotte, NC 28255   Charlotte, NC 28255
                                      Attn: Tim Spanos      Attn: Tim Spanos
                                      Phone: (704) 386-     Phone: (704) 386-
                                      4507                  4507
                                      Fax: (704) 388-0906   Fax: (704) 388-0906

The Fifth-Third Bank     $6,250,000   Credit:               Credit:
                                      38 Fountain           38 Fountain
                                      Square Plaza          Square Plaza
                                      Cincinnati, OH        Cincinnati, OH
                                      45263                 45263
                                      Attn:  Andy Hauck     Attn:  Andy Hauck
                                      Phone:  (513) 579-    Phone:  (513) 579-
                                      4178                  4178
                                      Fax:  (513) 579-      Fax:  (513) 579-
                                      5226                  5226
                                      Administrative:       Administrative:
                                      38 Fountain           38 Fountain
                                      Square Plaza          Square Plaza
                                      Cincinnati, OH        Cincinnati, OH
                                      45263                 45263
                                      Attn:  Daniel         Attn:  Daniel
                                      Mullen                Mullen
                                      Phone:  (513) 579-    Phone:  (513) 579-
                                      4104                  4104
                                      Fax:  (513) 579-      Fax:  (513) 579-
                                      4226                  4226

First National Bank of   $7,500,000   Credit:               Credit:
Maryland                              25 S. Charles         25 S. Charles
                                      Street                Street
                                      Baltimore, MD         Baltimore, MD
                                      21201                 21201
                                      Attn: Jerome          Attn: Jerome
                                      Ratliffe              Ratliffe
                                      Phone:  (410) 244-    Phone:  (410) 244-
                                      4852                  4852
                                      Fax:  (410) 545-      Fax:  (410) 244-
                                      2047                  2047
                                      Administrative:       Administrative:
                                      25 S. Charles         25 S. Charles
                                      Street                Street
                                      Baltimore, MD         Baltimore, MD
                                      21201                 21201
                                      Attn:  Emilia         Attn:  Emilia
                                      Schwartz              Schwartz
                                      Phone:  (410) 244-    Phone:  (410) 244-
                                      4201                  4201
                                      Fax:  (410) 244-      Fax:  (410) 244-
                                      4294                  4294

Star Bank, N.A.          $7,500,000   Credit:               Credit:
                                      425 Walnut Street     425 Walnut Street
                                      Cincinnati, OH        Cincinnati, OH
                                      45202                 45202
                                      Attn: Bill Goodwin    Attn: Bill Goodwin
                                      Phone: (513) 762-     Phone: (513) 762-
                                      8973                  8973
                                      Fax: (513) 762-2068   Fax: (513) 762-2068
                                      Administrative:       Administrative:
                                      425 Walnut Street     425 Walnut Street
                                      Cincinnati, OH        Cincinnati, OH
                                      45202                 45202
                                      Attn:  Tracy          Attn:  Tracy
                                      Briede                Briede
                                      Phone:  (513) 632-    Phone:  (513) 632-
                                      4034                  4034
                                      Fax:  (513) 632-      Fax:  (513) 632-
                                      3099                  3099

SunTrust Bank, N.A.      $6,250,000   Credit:               Credit:
                                      200 S. Orange Ave.    200 S. Orange Ave.
                                      MC 0-1043             MC 0-1043
                                      Orlando, FL  32801    Orlando, FL  32801
                                      Attn: Stephen L.      Attn: Stephen L.
                                      Leister               Leister
                                      Phone: (407) 237-     Phone: (407) 237-
                                      4705                  4705
                                      Fax: (407) 237-6894   Fax: (407) 237-6894
                                      Administrative:       Administrative:
                                      200 S. Orange Ave.    200 S. Orange Ave.
                                      MC 0-1043             MC 0-1043
                                      Orlando, FL  32801    Orlando, FL  32801
                                      Attn: Lois Keezel     Attn: Lois Keezel
                                      Phone: (407) 237-     Phone: (407) 237-
                                      4855                  4855
                                      Fax: (407) 237-6894   Fax: (407) 237-6894


TOTAL OF COMMITMENTS: $500,000,000